                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     September 17, 2007
                                                     ---------------------------

                               ELECSYS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           KANSAS                     0-22760                 48-1099142
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (IRS Identification
     of incorporation)              File Number)             Employer No.)

            846 N. Mart-Way Court, Olathe, Kansas                66061
--------------------------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)

     Registrant's telephone number, including area code     (913) 647-0158
                                                       -------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On September 21, 2007, Elecsys Corporation issued a press release announcing the completion of its acquisition of assets and assumption of certain liabilities from Radix International Corporation and Radix Corporation. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit
99.1.

Item 9.01 Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     99.1 Press Release dated September 21, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 2007
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number          Description

    99.1                Press release dated September 21, 2007.